================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of Earliest Event Reported): 02/21/2006

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

             TX                                                  74-1787539
(State or Other Jurisdiction of                               (I.R.S. Employer
Incorporation or Organization)                              Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                       Items to be Included in this Report

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 21, 2006 Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter and year ended December 31, 2005.

         The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (b) Effective February 14, 2006, Mark P. Mays discontinued holding the office of the President of the Company. Mark Mays continues to serve in his existing capacity as the Company's Chief Executive Officer.

         (c) On February 14, 2006, Randall T. Mays was appointed by the Company's board of directors to serve as the President of the Company. In addition to his new role as President, Randall Mays continues to serve in his existing capacity as the Company's principal financial officer.


Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d) Exhibits

         99.1 Press Release of Clear Channel Communications, Inc. issued February 21, 2006.





                                  Signature(s)

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                CLEAR CHANNEL COMMUNICATIONS, INC.

Date: February 21, 2006         By: /S/ HERBERT W. HILL, JR.
                                    ----------------------------------------
                                     Herbert W. Hill, Jr.
                                     Sr. Vice President/Chief Accounting Officer

                                INDEX TO EXHIBITS

99.1 Press Release of Clear Channel Communications, Inc. issued February 21,
2006.